AMENDMENT TO

SHAREHOLDERS AGREEMENT

THIS AMENDMENT (this “Amendment”) to that certain shareholders agreement, dated as of March 7, 2008, by and among China Distance Education Holdings Limited (the “Company”), the Investors (as defined therein), the Founders (as defined therein), and certain other parties thereto is made and entered into as of July 25, 2008.

WHEREAS, all the parties hereto believe it is desirable to facilitate, and in the best interests of the Company and its shareholders to facilitate, the consummation of the Company’s initial public offering of American depositary shares (the “ADSs”), with each ADS representing four ordinary shares, par value US$0.00001 per share, of the Company (the “Ordinary Shares”) and the listing of such ADSs on NYSE Arca Inc. (the “IPO”); and

WHEREAS, all the parties hereto believe it is desirable in connection with the IPO to amend the definition of Qualified Public Offering in the Shareholders Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. The last paragraph of Section 1.1 of the Shareholders Agreement shall be amended and restated in its entirety as follows:

Notwithstanding the aforesaid, the Information Rights and Inspection Rights of the Investors hereunder shall terminate upon the consummation of a firm commitment underwritten public offering of the Ordinary Shares of the Company (as represented by American depositary shares) on NYSE Arca (a “Qualified Public Offering”).

2. The foregoing amendment shall become effective immediately upon final pricing of the IPO.

3. Notwithstanding anything herein to the contrary, if (1) the final pricing of the IPO results in the IPO meeting the definition of Qualified Public Offering without giving effect to this Amendment or (2) the IPO is not consummated on or prior to December 31, 2008, then this Amendment will not come into effect and will be null and void.

4. All other terms of the Shareholders Agreement shall remain in full force and effect.

5. This Amendment shall be governed by and construed exclusively in accordance the laws of Hong Kong without regard to provisions regarding choice of laws or conflict of laws.

6. This Amendment may be executed in one or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed or caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

COMPANY:

CHINA DISTANCE EDUCATION HOLDINGS LIMITED

By:
Name:
Title:

Signature Page to Amendment to Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have executed or caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

INVESTORS:

ORCHID ASIA III, L.P.

By:
Name:
Title:

ORCHID ASIA CO-INVESTMENT LIMITED

By:
Name:
Title:

Signature Page to Amendment to Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have executed or caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

INVESTORS:

ARTSON LIMITED

By:
Name:
Title:

Signature Page to Amendment to Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have executed or caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

ORDINARY SHAREHOLDERS:

CHAMPION SHINE TRADING LIMITED

By:
Name:
Title:

CHAMPION INTERNATIONAL HOLDINGS LIMITED

By:
Name:
Title:

Signature Page to Amendment to Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have executed or caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

FOUNDERS:

Zhengdong Zhu

Hongfeng Sun

Baohong Yin

Signature Page to Amendment to Shareholders Agreement